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                                                                    EXHIBIT 23.2


                CONSENT OF WEINICK SANDERS LEVENTHAL & CO., LLP


     We hereby consent to the incorporation by reference in this Prospectus constituting part of the Registration Statement of Form S-8 of our reports appearing in the CRYO-CELL INTERNATIONAL, INC., a Delaware corporation, Form 10-KSB filed for the year ended November 30, 2000.



Dated:  /s/ JULY 18, 2001          /s/ WEINICK SANDERS LEVENTHAL & CO., LLP
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